EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DoMark International, Inc. (the "Company") on Form 10-K for the period ended May 31, 2008 and 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Thomas Kidd, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DOMARK INTERNATIONAL, INC.


By /s/ R. Thomas Kidd
  ----------------------------------------
  R. Thomas Kidd
  Chairman, CEO
  (Sole executive officer of the registrant)
  August 28, 2009